[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]





                                December 28, 1998







The Tocqueville Trust
1675 Broadway
New York, New York 10019

Re:     The Tocqueville Trust
        File No. 33-8746
        Post-Effective Amendment
        to Registration Statement on Form N-1A
        --------------------------------------

Gentlemen/Ladies:

               We hereby consent to the reference of our firm as Counsel in this amendment to the Registration Statement on Form N-1A.

                                          Very truly yours,



                                          /s/Kramer Levin Naftalis & Frankel LLP